EXHIBIT 10.11

                         STANDARD LEASE NO. DIC-2409-R

                                 LEASE DETAILS

This Lease is made on:  17 March 2005

1. LANDLORD: Dubai Internet City for and on behalf of the Dubai Technology, Electronic Commerce and Media Free Zone Authority by virtue of Decree No. 1 of 2000 of the Emirate of Dubai of P.O. Box 73000, Dubai, United Arab Emirates (Facsimile No: +971 4 391 9000)

2. TENANT: EFONICA FZ-LLC, a free zone limited liability company incorporated under the laws of Dubai Technology, Electronic Commerce and Media Free Zone Dubai, UAE (Fax No. +1 (212) 214-0642)

3.   BUILDING:  the building  identified  in the  definition  of the Premises in
     Article 8 below.

4.   COMMENCEMENT DATE: 01 January 2005

5.   EXPIRY DATE:       31 December 2005

6. LEASE PERIOD: a period of one (1) year from the Commencement Date and ending on the Expiry Date, subject to earlier termination.

7. PERMITTED USE: the activities as set out in the Licence obtained by the Tenant from the Landlord to operate in the Dubai Internet City.

8. PREMISES: the premises situated at Dubai Internet City in Building No.9, being Premises No G02-G03 and consisting of a floor space of 1282 sq.ft, more or less.

9. RENT: the amount calculated at the rate of AED 100.00 per sq.ft of Premises per year for the Lease Period plus the Service Charge calculated at the date of AED. 5.00 per sq.ft of Premises per year for the Premises equalling a Total Rent of Dirhams One Hundred Thirty Four Thousand Six Hundred Ten only (AED 134,610.00) for the Lease Period. The Total Rent is payable in advance and on the following dates in instalments and in such amounts as the landlord shall advice:

     o     01/01/2005   =   AED.45,768.00
     o     01/05/2005   =   AED.44,421.00
     o     01/09/2005   =   AED.44,421.00

10. LEASE TERMS: means the standard Lease Terms issued by the Landlord (and as may be varied from time to time by the Landlord) which Lease Terms form the Terms and Conditions of this Lease. A copy of the Lease Terms has been made available to the Tenant. The Tenant may also access the Lease Terms on the Landlord's Internet Website at the URL: www.dubaiinternetcity.com/

                                   Acceptance
                                   ----------

The Landlord leases the Premises to the Tenant in consideration of the Total Rent for the Lease Period and the Tenant accepts the Lease subject to the Lease Terms.


Accepted by the Landlord                     Accepted by the Tenant
by its authorised representative             by its authorised representative


MR. JAMAL ABDUL SALAM                        MR. ROGER ELIE KARAM